PGOF-P18 01/25

SUPPLEMENT DATED JANUARY 28, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF PUTNAM CORE EQUITY FUND AND

PUTNAM VT CORE EQUITY FUND

Effective January 31, 2025, the following changes are made to each fund’s Summary Prospectus, Prospectus and SAI:

1)	The following is added to the section titled “Your fund’s management – Portfolio managers” in each fund’s Summary Prospectus and Prospectus:

Walter Scully, CPA
Portfolio Manager, portfolio manager of the fund since January 2025.

2)	The following is added to the section titled “Who oversees and manages the fund? – Portfolio managers” in each fund’s Prospectus:

Portfolio managers	Joined fund	Employer	Positions over past five years
Walter Scully, CPA	January 2025	Putnam Management 1996 – Present	Portfolio Manager, Analyst

3)	The following is added to the table in the section titled “PORTFOLIO MANAGERS – Other accounts managed” in each fund’s SAI:

Portfolio managers	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Walter Scully*	None	None	None	None	None	None

*Information is provided as of December 31, 2024.

4)	The following is added to the section titled “PORTFOLIO MANAGERS – Ownership of securities” in each fund’s SAI:

Portfolio managers	Dollar range of shares owned
Walter Scully*	None
*Information is provided as of December 31, 2024

Shareholders should retain this Supplement for future reference.